UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

_________________

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

_________________

Delaware (State or other jurisdiction of incorporation)	001-34146 (Commission File Number)	20-3594554 (IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100
Spokane, WA 99201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On July 30, 2009, Clearwater Paper Corporation announced its results of operations and financial condition for the quarter ending June 30, 2009.  The press release containing this announcement is furnished as Exhibit 99.1 hereto.

The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2009, the Company appointed Johnathan D. Hunter, 40, to serve as the Company’s Controller and principal accounting officer, effective as of his first day of employment with the Company.  Mr. Hunter will commence employment with the Company on or before September 1, 2009.

Since September 2006, Mr. Hunter has served as Vice President and Controller of NightHawk Radiology Holdings, Inc., a provider of professional radiology solutions.  Prior to joining NightHawk, Mr. Hunter worked for Washington Group International, a provider of engineering, construction and management services, as the Assistant Controller, External Reporting from August 2005 to September 2006 and as the Compliance Manager from June 2003 to July 2005.

Pursuant to an offer letter, Mr. Hunter will be employed by the Company on an “at will” basis and paid a base salary commensurate with other officers of the Company with similar levels of responsibility, with a target annual incentive plan bonus of 35% of his base salary, pro rated for that portion of the year he is employed by the Company.  In addition, in 2010, Mr. Hunter will be entitled to receive a $20,000 replacement bonus to compensate him for the forfeiture of certain benefits from his previous employer.  Beginning in 2010, Mr. Hunter will be eligible to participate in the Company’s stock incentive plan with an annual target grant of 40% of the midpoint of pay for his pay grade. Mr. Hunter will be entitled to participate in the Company’s benefit programs generally available to officers of the Company.

There are no arrangements or understandings between Mr. Hunter and any other person pursuant to which he was selected as an officer. Mr. Hunter does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.  There are no transactions, since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which Mr. Hunter had or will have a direct or indirect material interest.

In connection with the appointment of Mr. Hunter, Douglas D. Spedden will cease to be Controller of the Company when Mr. Hunter’s employment commences.  Mr. Spedden will continue to serve the Company as its Treasurer.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release issued by Clearwater Paper Corporation, dated July 30, 2009:
CLEARWATER PAPER CORPORATION REPORTS SECOND QUARTER RESULTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 30, 2009

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated July 30, 2009: CLEARWATER PAPER CORPORATION REPORTS SECOND QUARTER RESULTS.